UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2022

Maquia Capital Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40380	85-4283150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Biscayne Boulevard, Suite 2406

Miami, FL 33132

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 608-1395

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	MAQCU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	MAQC	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	MAQCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 11, 2022, Patrick Orlando resigned as director of Maquia Capital Acquisition Corporation (“Maquia Capital”). Mr. Orlando’s resignation was not the result of any disagreement with Maquia Capital’s operations, policies or practices.

Item 8.01 Other Events.

Correction to the Amended and Restated Certificate of Incorporation

On October 10, 2022, Maquia Capital filed with the Secretary of State of the State of Delaware a Certificate of Correction (the “Certificate of Correction”) to correct an inadvertent error in its Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 4, 2021 (the “Charter”). The Charter had stated that the board of directors (“Board”) is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The Certificate of Correction modified Article V, Section 5.2 of the Charter to correctly state that the board is divided into two classes, with each class serving a two-year term. Other than disclosed herein, no additional changes have been made to the Charter. A copy of the Certificate of Correction is attached as Exhibit 3.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Certificate of Correction to the Amended and Restated Certificate of Incorporation of Maquia Capital Acquisition Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2022	Maquia Capital Acquisition Corporation

	By:	/s/ Jeronimo Peralta
		Name:	Jeronimo Peralta
		Title:	Chief Financial Officer